Exhibit 32.2

UNIVERSAL COMPRESSION, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Universal Compression, Inc. (the “Company”) on Form 10-K for the transition period ending December 31, 2005 (the “Report”), I, Stephen A. Snider, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN A. SNIDER
Stephen A. Snider
Chief Executive Officer
March 3, 2006

In connection with the Transition Report of Universal Compression, Inc. (the “Company”) on Form 10-K for the transition period ending December 31, 2005 (the “Report”), I, J. Michael Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. MICHAEL ANDERSON
J. Michael Anderson
Chief Financial Officer
March 3, 2006